                                                                   EXHIBIT 99.15

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-NC1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[XXX,XXX,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-NC1



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                        NEW CENTURY MORTGAGE CORPORATION
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [WELLS FARGO BANK MINNESOTA, N.A.]
                               [MASTER SERVICER]

                      DEUTSCHE BANK NATIONAL TRUST COMPANY
                                    TRUSTEE



                               JANUARY [25], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-NC1

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.






--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS


                                                     AGGREGATE ORIGINAL PRINCIPAL  % OF AGGREGATE PRINCIPAL BALANCE   AVG CURRENT
RANGE ($)                       NUMBER OF LOANS                BALANCE                   AS OF CUT-OFF DATE              BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
0-24,999.01                            79                   $1,813,633.00                        1.13                   $22,819.67
25,000.01 - 50,000.00                 363                   $13,658,863.00                       8.49                   $37,401.22
50,000.01 - 75,000.00                 291                   $17,626,573.00                      10.96                   $60,149.96
75,000.01 - 100,000.00                216                   $19,025,371.00                      11.83                   $87,523.57
100,000.01 - 125,000.00               130                   $14,497,412.00                       9.01                  $110,890.31
125,000.01 - 150,000.00                86                   $11,713,030.00                       7.28                  $135,400.67
150,000.01 - 175,000.00                69                   $11,203,970.00                       6.97                  $161,518.51
175,000.01 - 200,000.00                36                   $6,713,261.00                        4.17                  $185,517.30
200,000.01 - 225,000.00                39                   $8,347,925.00                        5.19                  $213,140.74
225,000.01 - 250,000.00                33                   $7,906,750.00                        4.92                  $238,315.67
275,000.01 - 300,000.00                64                   $17,623,350.00                      10.96                  $274,115.15
300,000.01 - 333,700.00                25                   $7,974,650.00                        4.96                  $317,490.49
333,700.01 - 350,000.00                8                    $2,730,000.00                        1.70                  $339,650.84
350,000.01 - 600,000.00                42                   $17,940,646.00                      11.15                  $425,242.53
600,000.01 -1,000,000.00               3                    $2,065,500.00                        1.28                  $685,189.49
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,484                 $160,840,934.00                       100.00                 $107,791.25



                                        WA GROSS
RANGE ($)                                 CPN             WA COMBLTV         GWAC        WA FICO
----------------------------------------------------------------------------------------------------
0-24,999.01                              10.898             100.00                         643
25,000.01 - 50,000.00                    10.405              95.29                         641
50,000.01 - 75,000.00                    8.925               80.20                         604
75,000.01 - 100,000.00                   8.306               78.59                         621
100,000.01 - 125,000.00                  7.599               76.89                         623
125,000.01 - 150,000.00                  7.421               76.11                         624
150,000.01 - 175,000.00                  6.995               73.03                         620
175,000.01 - 200,000.00                  6.995               73.75                         631
200,000.01 - 225,000.00                  6.776               75.76                         645
225,000.01 - 250,000.00                  6.792               71.90                         634
275,000.01 - 300,000.00                  6.531               74.04                         643
300,000.01 - 333,700.00                  6.572               79.30                         643
333,700.01 - 350,000.00                  6.502               70.65                         633
350,000.01 - 600,000.00                  6.486               80.35                         678
600,000.01 -1,000,000.00                 6.640               79.35                         663
----------------------------------------------------------------------------------------------------
TOTAL:                                   7.617               78.63                         634



PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE


                                                   AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE  AVG CURRENT
RANGE ($)                       NUMBER OF LOANS             CUT-OFF DATE                   AS OF CUT-OFF DATE              BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
0-24,999.01                            82                   $1,877,629.96                        1.17                    $22,897.93
25,000.01 - 50,000.00                 367                   $13,848,310.06                       8.66                    $37,733.81
50,000.01 - 75,000.00                 290                   $17,602,272.49                      11.00                    $60,697.49
75,000.01 - 100,000.00                212                   $18,659,562.75                      11.66                    $88,016.81
100,000.01 - 125,000.00               132                   $14,713,832.19                       9.20                   $111,468.43
125,000.01 - 150,000.00                83                   $11,296,141.67                       7.06                   $136,098.09
150,000.01 - 175,000.00                71                   $11,517,294.45                       7.20                   $162,215.41
175,000.01 - 200,000.00                33                   $6,156,678.30                        3.85                   $186,566.01
200,000.01 - 225,000.00                39                   $8,312,488.97                        5.20                   $213,140.74
225,000.01 - 250,000.00                33                   $7,864,417.05                        4.92                   $238,315.67
275,000.01 - 300,000.00                64                   $17,543,369.88                      10.97                   $274,115.15
300,000.01 - 333,700.00                25                   $7,937,262.26                        4.96                   $317,490.49
333,700.01 - 350,000.00                8                    $2,717,206.75                        1.70                   $339,650.84
350,000.01 - 600,000.00                42                   $17,860,186.36                      11.17                   $425,242.53
600,000.01 -1,000,000.00               3                    $2,055,568.48                        1.29                   $685,189.49
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,484                 $159,962,221.62                      100.00                  $107,791.25


                                        WA GROSS
RANGE ($)                                 CPN             WA COMBLTV         GWAC        WA FICO
----------------------------------------------------------------------------------------------------
0-24,999.01                              10.904              100.00                        643
25,000.01 - 50,000.00                    10.354               94.92                        640
50,000.01 - 75,000.00                    8.918                79.83                        603
75,000.01 - 100,000.00                   8.304                78.91                        622
100,000.01 - 125,000.00                  7.623                76.69                        624
125,000.01 - 150,000.00                  7.376                76.43                        623
150,000.01 - 175,000.00                  7.004                73.58                        621
175,000.01 - 200,000.00                  6.955                72.37                        630
200,000.01 - 225,000.00                  6.776                75.76                        645
225,000.01 - 250,000.00                  6.792                71.90                        634
275,000.01 - 300,000.00                  6.531                74.04                        643
300,000.01 - 333,700.00                  6.572                79.30                        643
333,700.01 - 350,000.00                  6.502                70.65                        633
350,000.01 - 600,000.00                  6.486                80.35                        678
600,000.01 -1,000,000.00                 6.640                79.35                        663
----------------------------------------------------------------------------------------------------
TOTAL:                                   7.617                78.63                        634



CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                                   AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE  AVG CURRENT
MORTGAGE RATES (%)              NUMBER OF LOANS             CUT-OFF DATE                  AS OF CUT-OFF DATE              BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                          36                   $9,362,201.01                        5.85                   $260,061.14
6.000 - 6.499                         141                   $29,899,346.43                      18.69                   $212,052.10
6.500 - 6.999                         206                   $41,163,620.74                      25.73                   $199,823.40
7.000 - 7.499                         108                   $15,363,813.08                       9.60                   $142,257.53
7.500 - 7.999                         164                   $17,429,823.21                      10.90                   $106,279.41
8.000 - 8.499                          96                   $7,668,042.55                        4.79                    $79,875.44
8.500 - 8.999                         116                   $9,725,640.34                        6.08                    $83,841.73
9.000 - 9.499                          70                   $5,342,221.75                        3.34                    $76,317.45
9.500 - 9.999                         103                   $5,047,379.12                        3.16                    $49,003.68
10.000 - 10.499                       123                   $5,674,443.13                        3.55                    $46,133.68
10.500 - 10.999                       119                   $4,942,141.23                        3.09                    $41,530.60
11.000 - 11.499                       105                   $4,519,244.66                        2.83                    $43,040.43
11.500 - 11.999                        61                   $2,426,039.19                        1.52                    $39,771.13
12.000 - 12.499                        31                   $1,171,848.70                        0.73                    $37,801.57
12.500 - 12.999                        5                     $226,416.48                         0.14                    $45,283.30
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,484                 $159,962,221.62                      100.00                  $107,791.25



                                      WA GROSS
MORTGAGE RATES (%)                       CPN              WA COMBLTV          GWAC       WA FICO
----------------------------------------------------------------------------------------------------
5.500 - 5.999                           5.917                71.90                         682
6.000 - 6.499                           6.300                74.30                         656
6.500 - 6.999                           6.720                75.85                         646
7.000 - 7.499                           7.198                75.84                         625
7.500 - 7.999                           7.698                75.00                         613
8.000 - 8.499                           8.218                77.46                         598
8.500 - 8.999                           8.733                76.89                         579
9.000 - 9.499                           9.206                81.27                         574
9.500 - 9.999                           9.749                93.01                         627
10.000 - 10.499                         10.228               94.30                         653
10.500 - 10.999                         10.693               97.92                         647
11.000 - 11.499                         11.178               99.40                         641
11.500 - 11.999                         11.674               97.21                         624
12.000 - 12.499                         12.243               99.93                         603
12.500 - 12.999                         12.606              100.00                         615
----------------------------------------------------------------------------------------------------
TOTAL:                                  7.617                78.63                         634


ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                                   AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE  AVG CURRENT
ORIGINAL TERM (MOS)            NUMBER OF LOANS              CUT-OFF DATE                 AS OF CUT-OFF DATE              BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
000 - 180                             225                   $18,250,446.37                      11.41                    $81,113.09
181 - 240                             514                   $23,824,519.67                      14.89                    $46,351.21
241 - 360                             745                  $117,887,255.58                      73.70                   $158,237.93
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,484                 $159,962,221.62                      100.00                  $107,791.25



                                      WA GROSS
ORIGINAL TERM (MOS)                     CPN              WA COMBLTV          GWAC       WA FICO
-------------------------------------------------------------------------------------------------
000 - 180                                8.454               76.97                         593
181 - 240                                9.808               90.43                         627
241 - 360                                7.044               76.51                         642
-------------------------------------------------------------------------------------------------
TOTAL:                                   7.617               78.63                         634


STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                                   AGGREGATE PRINCIPAL BALANCE AS OF % OF AGGREGATE PRINCIPAL BALANCE   AVG CURRENT
REMAINING TERM (MOS)           NUMBER OF LOANS              CUT-OFF DATE                 AS OF CUT-OFF DATE              BALANCE
------------------------------------------------------------------------------------------------------------------------------------
061 - 120                              6                     $391,178.19                         0.24                    $65,196.37
121 - 180                             219                   $17,859,268.18                      11.16                    $81,549.17
181 - 240                             514                   $23,824,519.67                      14.89                    $46,351.21
241 - 300                              6                     $564,107.91                         0.35                    $94,017.99
301 - 360                             739                  $117,323,147.67                      73.34                   $158,759.33
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,484                 $159,962,221.62                      100.00                  $107,791.25


                                      WA GROSS
REMAINING TERM (MOS)                    CPN              WA COMBLTV          GWAC       WA FICO
-------------------------------------------------------------------------------------------------
061 - 120                                9.062               69.33                         592
121 - 180                                8.441               77.14                         593
181 - 240                                9.808               90.43                         627
241 - 300                                8.707               84.46                         595
301 - 360                                7.036               76.47                         642
-------------------------------------------------------------------------------------------------
TOTAL:                                   7.617               78.63                         634


                                                   AGGREGATE PRINCIPAL BALANCE AS OF % OF AGGREGATE PRINCIPAL BALANCE   AVG CURRENT
MORTGAGE INSURANCE             NUMBER OF LOANS              CUT-OFF DATE                 AS OF CUT-OFF DATE              BALANCE
------------------------------------------------------------------------------------------------------------------------------------
YES                                    0                        $0.00
NO                                   1,484                 $159,962,221.62                      100.00                  $107,791.25
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,484                 $159,962,221.62                      100.00                  $107,791.25




                                      WA GROSS
MORTGAGE INSURANCE                      CPN              WA COMBLTV          GWAC       WA FICO
-------------------------------------------------------------------------------------------------
YES
NO                                       7.617               78.63                         634
-------------------------------------------------------------------------------------------------
TOTAL:                                   7.617               78.63                         634


                                                   AGGREGATE PRINCIPAL BALANCE AS OF % OF AGGREGATE PRINCIPAL BALANCE   AVG CURRENT
LIEN                           NUMBER OF LOANS              CUT-OFF DATE                 AS OF CUT-OFF DATE              BALANCE
------------------------------------------------------------------------------------------------------------------------------------
1                                     974                  $139,076,777.37                      86.94                   $142,789.30
2                                     510                   $20,885,444.25                      13.06                    $40,951.85
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,484                 $159,962,221.62                      100.00                  $107,791.25


                                      WA GROSS
LIEN                                    CPN              WA COMBLTV          GWAC       WA FICO
-------------------------------------------------------------------------------------------------
1                                        7.153               75.44                         631
2                                       10.709               99.92                         656
-------------------------------------------------------------------------------------------------
TOTAL:                                   7.617               78.63                         634


                                                   AGGREGATE PRINCIPAL BALANCE AS OF % OF AGGREGATE PRINCIPAL BALANCE  AVG CURRENT
SEASONING (MOS)                NUMBER OF LOANS              CUT-OFF DATE                 AS OF CUT-OFF DATE              BALANCE
------------------------------------------------------------------------------------------------------------------------------------
4                                    1,132                 $107,491,487.57                      67.20                    $94,957.14
5                                     253                   $38,968,878.70                      24.36                   $154,027.19
6                                      84                   $11,627,575.20                       7.27                   $138,423.51
7                                      13                   $1,701,990.10                        1.06                   $130,922.32
8                                      1                      $39,783.53                         0.02                    $39,783.53
9                                      1                     $132,506.52                         0.08                   $132,506.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,484                 $159,962,221.62                      100.00                  $107,791.25


                                      WA GROSS
SEASONING (MOS)                         CPN              WA COMBLTV          GWAC       WA FICO
-------------------------------------------------------------------------------------------------
4                                        7.918               77.35                         628
5                                        7.045               80.72                         647
6                                        6.902               82.69                         643
7                                        6.579               82.62                         697
8                                       10.400              100.00                         646
9                                        7.200               90.00                         735
-------------------------------------------------------------------------------------------------
TOTAL:                                   7.617               78.63                         634



COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                                                   AGGREGATE PRINCIPAL BALANCE AS OF % OF AGGREGATE PRINCIPAL BALANCE   AVG CURRENT
COMBINED LTVS                  NUMBER OF LOANS              CUT-OFF DATE                 AS OF CUT-OFF DATE              BALANCE
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                           2                     $121,687.58                         0.08                    $60,843.79
25.01 - 30.00                          5                     $566,711.98                         0.35                   $113,342.40
30.01 - 35.00                          4                     $448,863.93                         0.28                   $112,215.98
35.01 - 40.00                          7                     $654,657.69                         0.41                    $93,522.53
40.01 - 45.00                          23                   $3,039,462.14                        1.90                   $132,150.53
45.01 - 50.00                          23                   $3,132,392.32                        1.96                   $136,190.97
50.01 - 55.00                          35                   $4,858,426.09                        3.04                   $138,812.17
55.01 - 60.00                          45                   $6,525,967.96                        4.08                   $145,021.51
60.01 - 65.00                          82                   $10,793,377.07                       6.75                   $131,626.55
65.01 - 70.00                          78                   $10,855,527.79                       6.79                   $139,173.43
70.01 - 75.00                          99                   $14,884,681.41                       9.31                   $150,350.32
75.01 - 80.00                         247                   $31,724,374.68                      19.83                   $128,438.76
80.01 - 85.00                         167                   $27,778,867.46                      17.37                   $166,340.52
85.01 - 90.00                         114                   $18,153,067.80                      11.35                   $159,237.44
90.01 - 95.00                          45                   $5,572,718.28                        3.48                   $123,838.18
95.01 - 100.00                        508                   $20,851,437.44                      13.04                    $41,046.14
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,484                 $159,962,221.62                      100.00                  $107,791.25

                                      WA GROSS
COMBINED LTVS                           CPN              WA COMBLTV          GWAC       WA FICO
-------------------------------------------------------------------------------------------------
0.01 - 25.00                             7.494               20.64                         619
25.01 - 30.00                            7.945               27.93                         594
30.01 - 35.00                            6.829               33.13                         645
35.01 - 40.00                            7.198               38.76                         612
40.01 - 45.00                            7.113               42.38                         640
45.01 - 50.00                            6.879               47.81                         620
50.01 - 55.00                            6.930               52.82                         611
55.01 - 60.00                            6.895               58.17                         621
60.01 - 65.00                            7.127               63.00                         624
65.01 - 70.00                            7.083               68.68                         615
70.01 - 75.00                            7.144               73.67                         626
75.01 - 80.00                            7.331               79.28                         624
80.01 - 85.00                            6.988               84.02                         639
85.01 - 90.00                            7.143               89.41                         656
90.01 - 95.00                            7.854               94.40                         644
95.01 - 100.00                          10.699               99.98                         656
-------------------------------------------------------------------------------------------------
TOTAL:                                   7.617               78.63                         634

OWNER OCCUPANCY OF MORTGAGE LOANS

                                                   AGGREGATE PRINCIPAL BALANCE AS OF % OF AGGREGATE PRINCIPAL BALANCE   AVG CURRENT
OWNER OCCUPANCY                NUMBER OF LOANS              CUT-OFF DATE                 AS OF CUT-OFF DATE              BALANCE
------------------------------------------------------------------------------------------------------------------------------------
OWNER                                1,402                 $150,222,221.78                      93.91                   $107,148.52
INVESTMENT                             75                   $8,425,543.01                        5.27                   $112,340.57
SECOND HOME                            7                    $1,314,456.83                        0.82                   $187,779.55
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,484                 $159,962,221.62                      100.00                  $107,791.25

                                      WA GROSS
OWNER OCCUPANCY                         CPN              WA COMBLTV          GWAC       WA FICO
-------------------------------------------------------------------------------------------------
OWNER                                    7.627               78.80                         633
INVESTMENT                               7.480               76.68                         657
SECOND HOME                              7.291               72.58                         637
-------------------------------------------------------------------------------------------------
TOTAL:                                   7.617               78.63                         634


PROPERTY TYPE OF MORTGAGE LOANS

                                                   AGGREGATE PRINCIPAL BALANCE AS OF % OF AGGREGATE PRINCIPAL BALANCE   AVG CURRENT
PROPERTY TYPES                 NUMBER OF LOANS              CUT-OFF DATE                 AS OF CUT-OFF DATE              BALANCE
------------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY DETACHED               1,141                 $123,982,170.44                      77.51                   $108,660.97
DEMINIMUS PUD                         153                   $12,905,020.66                       8.07                    $84,346.54
CONDO                                  82                   $7,441,872.93                        4.65                    $90,754.55
2-4 FAMILY                             82                   $13,224,404.41                       8.27                   $161,273.22
PUD                                    26                   $2,408,753.18                        1.51                    $92,644.35
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,484                 $159,962,221.62                      100.00                  $107,791.25

                                      WA GROSS
PROPERTY TYPES                          CPN              WA COMBLTV          GWAC       WA FICO
-------------------------------------------------------------------------------------------------
SINGLE FAMILY DETACHED                   7.571               78.13                         633
DEMINIMUS PUD                            8.225               83.50                         626
CONDO                                    7.878               83.46                         646
2-4 FAMILY                               7.257               74.82                         651
PUD                                      7.872               84.40                         640
-------------------------------------------------------------------------------------------------
TOTAL:                                   7.617               78.63                         634

LOAN PURPOSE OF MORTGAGE LOANS

                                                   AGGREGATE PRINCIPAL BALANCE AS OF % OF AGGREGATE PRINCIPAL BALANCE  AVG CURRENT
LOAN PURPOSE                   NUMBER OF LOANS              CUT-OFF DATE                 AS OF CUT-OFF DATE              BALANCE
------------------------------------------------------------------------------------------------------------------------------------
PURCHASE                              543                   $34,540,762.04                      21.59                    $63,610.98
REFINANCE - CASHOUT                   824                  $112,506,574.53                      70.33                   $136,537.11
REFINANCE - RATE TERM                 117                   $12,914,885.05                       8.07                   $110,383.63
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,484                 $159,962,221.62                      100.00                  $107,791.25

                                      WA GROSS
LOAN PURPOSE                            CPN              WA COMBLTV          GWAC       WA FICO
-------------------------------------------------------------------------------------------------
PURCHASE                                 9.041               91.15                         659
REFINANCE - CASHOUT                      7.190               74.70                         629
REFINANCE - RATE TERM                    7.526               79.42                         615
-------------------------------------------------------------------------------------------------
TOTAL:                                   7.617               78.63                         634

DOCUMENT TYPE OF MORTGAGE LOANS

                                                   AGGREGATE PRINCIPAL BALANCE AS OF % OF AGGREGATE PRINCIPAL BALANCE  AVG CURRENT
DOCUMENT TYPE                  NUMBER OF LOANS              CUT-OFF DATE                 AS OF CUT-OFF DATE              BALANCE
------------------------------------------------------------------------------------------------------------------------------------
FULL DOC 1YR W2                       459                   $58,853,304.40                      36.79                   $128,220.71
FULL DOC 2YR W2/TAX RETURNS           512                   $50,253,186.58                      31.42                    $98,150.76
STATED DOC                            457                   $42,391,326.95                      26.50                    $92,760.02
LIMITED 12MOS BK STMT                  56                   $8,464,403.69                        5.29                   $151,150.07
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,484                 $159,962,221.62                      100.00                  $107,791.25

                                      WA GROSS
DOCUMENT TYPE                           CPN              WA COMBLTV          GWAC       WA FICO
-------------------------------------------------------------------------------------------------
FULL DOC 1YR W2                          7.195               74.83                         622
FULL DOC 2YR W2/TAX RETURNS              7.713               80.06                         627
STATED DOC                               8.161               82.10                         658
LIMITED 12MOS BK STMT                    7.258               79.28                         642
-------------------------------------------------------------------------------------------------
TOTAL:                                   7.617               78.63                         634

PRODUCT TYPE OF MORTGAGE LOANS

                                                   AGGREGATE PRINCIPAL BALANCE AS OF % OF AGGREGATE PRINCIPAL BALANCE  AVG CURRENT
PRODUCT TYPE                   NUMBER OF LOANS              CUT-OFF DATE                 AS OF CUT-OFF DATE              BALANCE
------------------------------------------------------------------------------------------------------------------------------------
30 YEAR FIXED                         739                  $117,323,147.67                      73.34                   $158,759.33
20 YEAR FIXED                         514                   $23,824,519.67                      14.89                    $46,351.21
15 YEAR FIXED                         219                   $17,859,268.18                      11.16                    $81,549.17
25 YEAR FIXED                          6                     $564,107.91                         0.35                    $94,017.99
10 YEAR FIXED                          6                     $391,178.19                         0.24                    $65,196.37
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,484                 $159,962,221.62                      100.00                  $107,791.25

                                      WA GROSS
PRODUCT TYPE                            CPN              WA COMBLTV          GWAC       WA FICO
-------------------------------------------------------------------------------------------------
30 YEAR FIXED                            7.036               76.47                         642
20 YEAR FIXED                            9.808               90.43                         627
15 YEAR FIXED                            8.441               77.14                         593
25 YEAR FIXED                            8.707               84.46                         595
10 YEAR FIXED                            9.062               69.33                         592
-------------------------------------------------------------------------------------------------
TOTAL:                                   7.617               78.63                         634

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

                                                   AGGREGATE PRINCIPAL BALANCE AS OF % OF AGGREGATE PRINCIPAL BALANCE  AVG CURRENT
STATE                          NUMBER OF LOANS              CUT-OFF DATE                 AS OF CUT-OFF DATE              BALANCE
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA                            311                   $55,043,199.29                      34.41                   $176,987.78
TEXAS                                 254                   $18,694,831.26                      11.69                    $73,601.70
FLORIDA                               135                   $11,646,828.06                       7.28                    $86,272.80
OTHER                                 784                   $74,577,363.01                      46.62                    $95,124.19
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,484                 $159,962,221.62                      100.00                  $107,791.25

                                      WA GROSS
STATE                                   CPN              WA COMBLTV          GWAC       WA FICO
-------------------------------------------------------------------------------------------------
CALIFORNIA                               7.050               76.04                         651
TEXAS                                    8.312               78.05                         597
FLORIDA                                  7.832               78.34                         617
OTHER                                    7.827               80.74                         634
-------------------------------------------------------------------------------------------------
TOTAL:                                   7.617               78.63                         634

PREPAY PENALTY FOR MORTGAGE LOANS

                                                   AGGREGATE PRINCIPAL BALANCE AS OF % OF AGGREGATE PRINCIPAL BALANCE  AVG CURRENT
PREPAY PENALTY                 NUMBER OF LOANS              CUT-OFF DATE                 AS OF CUT-OFF DATE              BALANCE
------------------------------------------------------------------------------------------------------------------------------------
HAS PREPAY PENALTY                   1,044                 $129,421,453.28                      80.91                   $123,966.91
NONE                                  440                   $30,540,768.34                      19.09                    $69,410.84
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,484                 $159,962,221.62                     100.00                   $107,791.25

                                      WA GROSS
PREPAYMENT PENALTY                      CPN              WA COMBLTV          GWAC       WA FICO
-------------------------------------------------------------------------------------------------
HAS PREPAY PENALTY                       7.372               78.43                         639
NONE                                     8.655               79.48                         616
-------------------------------------------------------------------------------------------------
TOTAL:                                   7.617               78.63                         634

PREPAY TERM FOR MORTGAGE LOANS

                                                   AGGREGATE PRINCIPAL BALANCE AS OF % OF AGGREGATE PRINCIPAL BALANCE  AVG CURRENT
PREPAY TERM                    NUMBER OF LOANS              CUT-OFF DATE                 AS OF CUT-OFF DATE              BALANCE
------------------------------------------------------------------------------------------------------------------------------------
12                                     59                   $11,741,101.15                       7.34                   $199,001.71
24                                    233                   $10,919,035.89                       6.83                    $46,862.81
36                                    752                  $106,761,316.24                      66.74                   $141,969.84
NO PREPAY PENALTY                     440                   $30,540,768.34                      19.09                    $69,410.84
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,484                 $159,962,221.62                     100.00                   $107,791.25

                                      WA GROSS
PREPAYMENT TERM                         CPN              WA COMBLTV          GWAC       WA FICO
-------------------------------------------------------------------------------------------------
12                                       6.884               75.72                         653
24                                      10.335               96.91                         649
36                                       7.122               76.84                         636
NO PREPAY PENALTY                        8.655               79.48                         616
-------------------------------------------------------------------------------------------------
TOTAL:                                   7.617               78.63                         634

FICO SCORES OF MORTGAGE LOANS

                                                   AGGREGATE PRINCIPAL BALANCE AS OF % OF AGGREGATE PRINCIPAL BALANCE  AVG CURRENT
FICO SCORES                    NUMBER OF LOANS              CUT-OFF DATE                 AS OF CUT-OFF DATE              BALANCE
------------------------------------------------------------------------------------------------------------------------------------
500 TO 519                             37                   $2,774,908.36                        1.73                    $74,997.52
520 TO 539                             60                   $5,070,968.56                        3.17                    $84,516.14
540 TO 559                             72                   $6,946,309.43                        4.34                    $96,476.52
560 TO 579                             94                   $9,906,325.87                        6.19                   $105,386.45
580 TO 599                            168                   $15,934,337.02                       9.96                    $94,847.24
600 TO 619                            198                   $22,941,146.99                      14.34                   $115,864.38
620 TO 639                            203                   $22,940,743.76                      14.34                   $113,008.59
640 TO 659                            245                   $24,657,128.18                      15.41                   $100,641.34
660 TO 679                            164                   $17,466,562.28                      10.92                   $106,503.43
680 TO 699                            105                   $13,341,291.31                       8.34                   $127,059.92
700 TO 719                             56                   $6,186,007.30                        3.87                   $110,464.42
720 TO 739                             38                   $5,056,081.70                        3.16                   $133,054.78
740 TO 759                             28                   $3,912,093.04                        2.45                   $139,717.61
760 TO 779                             10                   $1,045,532.29                        0.65                   $104,553.23
780 TO 799                             6                    $1,782,785.53                        1.11                   $297,130.92
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,484                 $159,962,221.62                      100.00                  $107,791.25

                                      WA GROSS
FICO SCORES                             CPN              WA COMBLTV                     WA FICO
-------------------------------------------------------------------------------------------------
500 TO 519                               9.333               70.16                         511
520 TO 539                               8.854               71.74                         530
540 TO 559                               8.191               71.85                         550
560 TO 579                               7.938               73.50                         569
580 TO 599                               7.856               75.18                         591
600 TO 619                               7.386               77.24                         610
620 TO 639                               7.564               80.07                         629
640 TO 659                               7.655               81.54                         649
660 TO 679                               7.495               80.79                         669
680 TO 699                               7.195               81.64                         689
700 TO 719                               7.272               82.70                         708
720 TO 739                               7.105               81.82                         728
740 TO 759                               7.157               86.58                         752
760 TO 779                               7.947               85.12                         767
780 TO 799                               6.201               68.34                         789
-------------------------------------------------------------------------------------------------
TOTAL:                                   7.617               78.63                         634